UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
____________________
Date of Report (Date of earliest event reported): February 5, 2018
Accenture Holdings plc
(Exact name of Registrant as specified in its charter)

Ireland	000-55501	98-1254718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

          On February 5, 2018, Accenture Holdings plc (the “Company”) held its 2018 annual general meeting of shareholders (the “Annual Meeting”). The Company’s shareholders approved all of the proposals considered at the Annual Meeting, including the proposed merger of the Company with and into Accenture plc, the parent company of the Company (the “Merger”), as described in the Company’s definitive information statement for the Annual Meeting filed with the Securities and Exchange Commission on December 15, 2017 (the “Information Statement”). As of the record date for the Annual Meeting, Accenture plc held 96% of the shares entitled to vote at the Annual Meeting and Accenture plc voted all of its shares in favor of each of the proposals listed below.

The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by the Company’s shareholders:

		For		Against		Abstained	Broker Non-Votes
1.	To approve the Common Draft Terms of Merger in respect of the proposed Merger (attached as Annex A to the Information Statement)	629,214,640	100%	0	0%	0	*
2.	To approve the contract pursuant to which the wholly-owned subsidiary of the Company, Exactside Limited, will acquire ordinary shares of the Company	629,214,640	100%	0	0%	0	*
3.	To grant the Company’s Board of Directors (the “Board”) the authority to issue shares under Irish law	629,214,640	100%	0	0%	0	*
4.	To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law	629,214,640	100%	0	0%	0	*
5.	To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law	629,214,640	100%	0	0%	0	*
6.	To authorize Accenture International S.à.r.l. (or its successor entity), a wholly owned subsidiary of the Company, to purchase the Company’s ordinary shares off-market	629,214,640	100%	0	0%	0	*
_______________
* Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 7, 2018	ACCENTURE HOLDINGS PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Assistant Secretary